News Release
FOR IMMEDIATE RELEASE

TEREX ANNOUNCES THIRD QUARTER 2016 RESULTS

WESTPORT, CT, October 31, 2016 -- Terex Corporation (NYSE: TEX) today announced third quarter 2016 income from continuing operations of $33.3 million, or $0.31 per share, on net sales of $1.1 billion. In the third quarter of 2015, the reported income from continuing operations was $30.3 million, or $0.28 per share, on net sales of $1.3 billion. Excluding after-tax charges of $3.9 million from restructuring and related actions, $5.3 million from divestiture related activities, and certain tax benefits of $22.0 million, income from continuing operations as adjusted for the third quarter of 2016 was $20.5 million, or $0.19 per share. This compares to income from continuing operations as adjusted of $48.3 million or $0.44 per share in the third quarter of 2015. The Glossary at the end of this press release contains further details regarding these non-GAAP measures.
“Our Aerial Work Platforms (AWP) and Materials Processing (MP) segments performed in line with expectations, while our Cranes segment performance was negatively impacted by more challenging markets than we anticipated and operational factors,” said John L. Garrison, Terex President and CEO.
Mr. Garrison continued, “The global capital equipment market remains challenging. AWP equipment sales continued to soften globally, particularly in North America. The market for mobile cranes weakened further than planned in the third quarter, with the primary driver being the retrenchment in the oil and gas sector in North America and legislative changes to subsidies in the German wind energy industry. We are taking actions to improve the Cranes business including the recently announced leadership changes. In our MP segment, we saw mixed results with increasing backlog for mobile crushing and screening and concrete equipment, while the market for material handling equipment remained weak due to low steel scrap prices.”
“We are reviewing all aspects of our cost structure and have been taking actions throughout the entire company to reduce costs. These savings were critical to at least partially offsetting challenging conditions in our markets,” stated Mr. Garrison.

Mr. Garrison added, “We further tightened the focus of our portfolio with the sale of our German Compact Construction business, and are progressing toward the planned completion of the MHPS sale in early 2017. We are also moving forward with the evaluation and simplification of our manufacturing footprint. During 2016, we successfully moved our mobile crane production from Waverly, Iowa to Oklahoma City, Oklahoma. Our AWP segment is consolidating scissor manufacturing from three locations to two, and reducing its overall manufacturing footprint including its main campus in Redmond, Washington. AWP also closed its facility in Stockton, California, and recently announced plans to close its Waco, Texas facility, consolidating into Oklahoma City.”

“Given the market dynamics and the challenges we are facing in our Cranes segment, we expect our full year earnings to be $0.70 to $0.80 per share, excluding the restructuring and other unusual items and to generate free cash flow of $150 to $200 million,” Mr. Garrison concluded.

Re-segmentation and Non-GAAP Measures

The current and prior period results reflect the re-segmentation of our scrap material handling, concrete mixer trucks and concrete paver business from our former Construction segment into MP, and part of the North American services business from Cranes to MHPS and AWP. Our MHPS business is reported as a discontinued operation. Remaining product lines of our former Construction segment, such as mini-excavators, loader backhoes and site dumpers are included in Corporate and Other.

Results of operations reflect continuing operations. All per share amounts are on a fully diluted basis. A comprehensive review of the quarterly financial performance is contained in the presentation that will accompany the Company’s earnings conference call.

In this press release, Terex refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. Terex believes that this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses.

The Company provides guidance on a non-GAAP basis as the Company cannot predict with a reasonable degree of certainty some elements that are included in reported GAAP results, such as the timing and impact of future restructuring charges.

The Glossary at the end of this press release contains further details about this subject.

Conference call

The Company has scheduled a one hour conference call to review the financial results on Tuesday, November 1, 2016 at 8:00 a.m. ET. John L. Garrison, President and CEO, will host the call. A simultaneous webcast of this call will be available on the Company’s website, www.terex.com. To listen to the call, select “Investor Relations” in the “About Terex” section on the home page and then click on the webcast microphone link. Participants are encouraged to access the call 10 minutes prior to the starting time. The call will also be archived on the Company’s website under “Audio Archives” in the “Investor Relations” section of the website.

Contact Information:

Brian Henry
Senior Vice President, Business Development and Investor Relations
Phone: 203-222-5954
Email: brian.henry@terex.com

Forward-Looking Statements
This press release contains forward-looking information regarding future events or the Company’s future financial performance based on the current expectations of Terex Corporation. In addition, when included in this press release, the words “may,” “expects,” “intends,” “anticipates,” “plans,” “projects,” “estimates” and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. The Company has based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance.

Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond the control of Terex, include among others: Our business is cyclical and weak general economic conditions affect the sales of our products and financial results; our ability to successfully integrate acquired businesses; the need to comply with restrictive covenants contained in our debt agreements; our ability to generate sufficient cash flow to service our debt obligations and operate our business; our ability to access the capital markets to raise funds and provide liquidity; our business is sensitive to government spending; our business is very competitive and is affected by our cost structure, pricing, product initiatives and other actions taken by competitors; our retention of key management personnel; the financial condition of suppliers and customers, and their continued access to capital; our providing financing and credit support for some of our customers; we may experience losses in excess of recorded reserves; the carrying value of goodwill and other indefinite-lived intangible assets could become impaired; our ability to obtain parts and components from suppliers on a timely basis at competitive prices; our business is global and subject to changes in exchange rates between currencies, commodity price changes, regional economic conditions and trade restrictions; our operations are subject to a number of potential risks that arise from operating a multinational business, including compliance with changing regulatory environments, the Foreign Corrupt Practices Act and other similar laws and political instability; a material disruption to one of our significant facilities; possible work stoppages and other labor matters; compliance with changing laws and regulations, particularly environmental and tax laws and regulations; litigation, product liability claims, intellectual property claims, class action lawsuits and other liabilities; our ability to comply with an injunction and related obligations imposed by the United States Securities and Exchange Commission (“SEC”); disruption or breach in our information technology systems; and other factors, risks and uncertainties that are more specifically set forth in our public filings with the SEC.

Actual events or the actual future results of Terex may differ materially from any forward-looking statement due to these and other risks, uncertainties and significant factors. The forward-looking statements speak only as of the date of this release. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this release to reflect any changes in expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Terex Corporation is a global manufacturer of lifting and material processing products and services that deliver lifecycle solutions to maximize customer return on investment. The company reports in three business segments: Aerial Work Platforms, Cranes, and Materials Processing. Terex delivers lifecycle solutions to a broad range of industries, including the construction, infrastructure, manufacturing, shipping, transportation, refining, energy, utility, quarrying and mining industries. Terex offers financial products and services to assist in the acquisition of Terex equipment through Terex Financial Services. Terex uses its website (www.terex.com) and its Facebook page (www.facebook.com/TerexCorporation) to make information available to its investors and the market.

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
(in millions, except per share data)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2016	2015	2016	2015
Net sales	$1,056.4	$1,255.4	$3,468.4	$3,854.1
Cost of goods sold	(872.5)	(1,003.0)	(2,860.7)	(3,098.2)
Gross profit	183.9	252.4	607.7	755.9
Selling, general and administrative expenses	(144.3)	(160.3)	(483.4)	(489.4)
Income (loss) from operations	39.6	92.1	124.3	266.5
Other income (expense)
Interest income	1.0	1.0	3.3	2.8
Interest expense	(25.4)	(25.7)	(75.6)	(82.5)
Loss on early extinguishment of debt	—	—	(0.4)	—
Other income (expense) – net	(1.3)	(11.5)	(13.3)	(17.8)
Income (loss) from continuing operations before income taxes	13.9	55.9	38.3	169.0
(Provision for) benefit from income taxes	19.3	(25.6)	82.5	(64.5)
Income (loss) from continuing operations	33.2	30.3	120.8	104.5
Income (loss) from discontinued operations – net of tax	64.1	15.8	(33.4)	26.4
Gain (loss) on disposition of discontinued operations- net of tax	—	(1.2)	3.5	1.5
Net income (loss)	97.3	44.9	90.9	132.4
Net loss (income) from Continuing Operations attributable to noncontrolling interest	0.1	—	0.1	0.1
Net loss (income) from Discontinued Operations attributable to noncontrolling interest	(0.6)	(1.3)	0.1	(3.1)
Net income (loss) attributable to Terex Corporation	$96.8	$43.6	$91.1	$129.4
Amounts attributable to Terex Corporation common stockholders:
Income (loss) from continuing operations	$33.3	$30.3	$120.9	$104.6
Income (loss) from discontinued operations – net of tax	63.5	14.5	(33.3)	23.3
Gain (loss) on disposition of discontinued operations – net of tax	—	(1.2)	3.5	1.5
Net income (loss) attributable to Terex Corporation	$96.8	$43.6	$91.1	$129.4
Basic Earnings (Loss) per Share Attributable to Terex Corporation Common Stockholders:
Income (loss) from continuing operations	$0.31	$0.28	$1.12	$0.98
Income (loss) from discontinued operations – net of tax	0.59	0.13	(0.31)	0.22
Gain (loss) on disposition of discontinued operations – net of tax	—	(0.01)	0.03	0.01
Net income (loss) attributable to Terex Corporation	$0.90	$0.40	$0.84	$1.21
Diluted Earnings (Loss) per Share Attributable to Terex Corporation Common Stockholders:
Income (loss) from continuing operations	$0.31	$0.28	$1.10	$0.95
Income (loss) from discontinued operations – net of tax	0.58	0.13	(0.30)	0.22
Gain (loss) on disposition of discontinued operations – net of tax	—	(0.01)	0.03	0.01
Net income (loss) attributable to Terex Corporation	$0.89	$0.40	$0.83	$1.18
Weighted average number of shares outstanding in per share calculation
Basic	107.6	108.5	108.5	107.0
Diluted	108.6	109.2	109.3	109.7

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(unaudited)
(in millions, except par value)

	September 30,	December 31,
	2016	2015
Assets
Current assets
Cash and cash equivalents	$248.8	$371.2
Other current assets	1,864.8	2,019.4
Current assets held for sale	806.8	749.6
Total current assets	2,920.4	3,140.2
Non-current assets
Property, plant and equipment – net	355.8	371.9
Other non-current assets	1,061.7	943.4
Non-current assets held for sale	1,231.4	1,160.5
Total non-current assets	2,648.9	2,475.8
Total assets	$5,569.3	$5,616.0

Liabilities and Stockholders’ Equity
Current liabilities
Notes Payable and current portion of long-term debt	$10.5	$66.4
Other current liabilities	967.9	946.2
Current liabilities held for sale	497.0	446.0
Total current liabilities	1,475.4	1,458.6
Non-current liabilities
Long-term debt, less current portion	1,653.0	1,729.8
Other non-current liabilities	212.3	217.1
Non-current liabilities held for sale	315.0	298.5
Total non-current liabilities	2,180.3	2,245.4
Total liabilities	3,655.7	3,704.0
Commitments and contingencies
Total stockholders’ equity	1,913.6	1,912.0
Total liabilities and stockholders’ equity	$5,569.3	$5,616.0

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(unaudited)
(in millions)

	Nine Months
	Ended September 30,
	2016	2015
Operating Activities
Net income (loss)	$90.9	$132.4
Depreciation and amortization	77.4	99.8
Changes in operating assets and liabilities	(77.5)	(288.8)
Net cash provided by (used in) operating activities	90.8	(56.6)
Investing Activities
Capital expenditures	(64.2)	(73.4)
Other investing activities, net	61.5	(70.7)
Net cash (used in) provided by investing activities	(2.7)	(144.1)
Financing Activities
Net cash provided by (used in) financing activities	(217.3)	53.2
Effect of exchange rate changes on cash and cash equivalents	6.4	(29.6)
Net increase (decrease) in cash and cash equivalents	(122.8)	(177.1)
Cash and cash equivalents at beginning of period	466.5	478.2
Cash and cash equivalents at end of period	$343.7	$301.1

TEREX CORPORATION AND SUBSIDIARIES
SEGMENT RESULTS DISCLOSURE
(unaudited)
(in millions)

	Q3				Year-to-Date
	2016		2015		2016		2015
		% of		% of		% of		% of
		Net Sales		Net Sales		Net Sales		Net Sales
Consolidated
Net sales	$1,056.4		$1,255.4		$3,468.4		$3,854.1
Income from operations	$39.6	3.7%	$92.1	7.3%	$124.3	3.6%	$266.5	6.9%

AWP
Net sales	$484.4		$580.9		$1,598.8		$1,786.7
Income from operations	$48.6	10.0%	$78.9	13.6%	$159.2	10.0%	$228.6	12.8%

Cranes
Net sales	$282.8		$379.3		$947.5		$1,160.3
Income (loss) from operations	$(12.1)	(4.3)%	$12.1	3.2%	$(41.5)	(4.4)%	$35.8	3.1%

MP
Net sales	$228.2		$238.7		$708.2		$698.6
Income from operations	$19.5	8.5%	$17.6	7.4%	$63.9	9.0%	$54.8	7.8%

Corp and Other / Eliminations
Net sales	$61.0		$56.5		$213.9		$208.5
Loss from operations	$(16.4)	(26.9)%	$(16.5)	(29.2)%	$(57.3)	(26.8)%	$(52.7)	(25.3)%

GLOSSARY

In an effort to provide investors with additional information regarding the Company’s results, Terex refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures which management believes provides useful information to investors. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. In addition, the Company believes that non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Terex believes that this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses. Management of Terex uses both GAAP and non-GAAP financial measures to establish internal budgets and targets and to evaluate the Company’s financial performance against such budgets and targets.

The amounts described below are unaudited, are reported in millions of U.S. dollars (except share data and percentages), and are as of or for the period ended September 30, 2016, unless otherwise indicated.

2016 Outlook The Company’s 2016 outlook for earnings per share is a non-GAAP financial measure as it excludes or has otherwise been adjusted for items such as restructuring and other related charges, deal related costs and the impact of the release of tax valuation allowances. The Company is not able to reconcile these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures without unreasonable efforts because the Company is unable to predict with a reasonable degree of certainty the exact timing and impact of such items. The unavailable information could have a significant impact on the Company’s full-year 2016 GAAP financial results.

After-tax gains or losses and per share amounts are calculated using pre-tax amounts, applying a tax rate based on jurisdictional rates to arrive at an after-tax amount. This number is divided by diluted weighted average shares outstanding to provide the impact on earnings per share. The Company highlights the impact of these items because when discussing earnings per share, the Company adjusts for items it believes are not reflective of ongoing operating activities in the periods. Restructuring and related charges are a recurring item as Terex’s restructuring programs usually require more than one year to fully implement and the Company is continually seeking to take actions that could enhance its efficiency. Although recurring, these charges are subject to significant fluctuations from period to period due to varying levels of restructuring activity and the inherent imprecision in the estimates used to recognize the costs and taxes associated with severance and termination benefits in the countries in which the restructuring actions occur.

Q3 2016	Income from Continuing Operations before Taxes	(Provision for) benefit from Income Taxes(1)	Income from Continuing Operations(2)	Earnings (loss) per share(3)
As Reported	$13.9	19.3	33.3	$0.31
Deal Related	6.2	(0.9)	5.3	0.05
Restructuring & Related	5.8	(1.9)	3.9	0.03
Tax Related	--	(22.0)	(22.0)	(0.20)
As Adjusted	$25.9	(5.5)	20.5	$0.19

(1) Tax effect on adjustments is calculated using a jurisdictional blended tax rate (2) Excludes $0.1 million net loss attributable to non-controlling interest
(3) Based on diluted weighted average shares outstanding of 108.6 million

YTD 2016	Income from Continuing Operations before Taxes	(Provision for) benefit from Income Taxes(1)	Income from Continuing Operations(2)	Earnings (loss) per share(3)
As Reported	$38.3	82.5	120.9	$1.10
Deal Related	29.5	(6.4)	23.1	0.21
Restructuring & Related	48.0	(14.2)	33.8	0.32
Tax Related	--	(89.7)	(89.7)	(0.82)
As Adjusted	$115.8	(27.8)	88.1	$0.81

(1) Tax effect on adjustments is calculated using a jurisdictional blended tax rate (2) Excludes $0.1 million net loss attributable to non-controlling interest
(3) Based on diluted weighted average shares outstanding of 109.3 million

Q3 2015	Income from Continuing Operations before Taxes	(Provision for) benefit from Income Taxes(1)	Income from Continuing Operations	Earnings (loss) per share(2)
As Reported	$55.9	(25.6)	30.3	$0.28
Deal Related	8.6	(0.7)	7.9	0.07
Restructuring & Related	11.8	(3.3)	8.5	0.07
Product Campaign	2.5	(0.9)	1.6	0.02
As Adjusted	$78.8	(30.5)	48.3	$0.44

(1) Tax effect on adjustments is calculated using a jurisdictional blended tax rate
(2) Based on diluted weighted average shares outstanding of 109.2 million

YTD 2015	Income from Continuing Operations before Taxes	(Provision for) benefit from Income Taxes(1)	Income from Continuing Operations(2)	Earnings (loss) per share(3)
As Reported	$169.0	(64.5)	104.6	$0.95
Deal Related	8.6	(0.7)	7.9	0.07
Restructuring & Related	11.8	(3.3)	8.5	0.08
Product Campaign	2.5	(0.9)	1.6	0.02
As Adjusted	$191.9	(69.4)	122.6	$1.12

(1) Tax effect on adjustments is calculated using a jurisdictional blended tax rate (2) Excludes $0.1 million net loss attributable to non-controlling interest
(3) Based on diluted weighted average shares outstanding of 109.7 million
Terex Corporation
200 Nyala Farm Road, Westport, Connecticut 06880
Telephone: (203) 222-7170, Fax: (203) 222-7976, www.terex.com